Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q/A of Western Standard Energy Corp. for the three months ended November 30, 2008, the undersigned, Dan Bauer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	the Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Western Standard Energy Corp.

May 20, 2009

/s/ Dan Bauer
Dan Bauer
President, CEO, CFO, Secretary, Treasurer and Director
Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Western Standard Energy Corp. and will be retained by Western Standard Energy Corp. and furnished to the Securities and Exchange Commission or its staff upon request.